                                            EXHIBIT 99.34

====================================================================================================
                                 OFFICE OF THE UNITED STATES TRUSTEE
====================================================================================================
In re:                                                    Chapter 11 Trustee Operating Report
Performance Asset Management Fund III, Ltd.
James J. Joseph, Trustee
2029 Century Park East, 3rd Floor                         Report Number : 34             Page 1 of 3
Los Angeles, CA  90067
-------------------------------------------
Chapter 11 Case No. SA 98-27101 RA                        For the period From : 10/01/01 to 10/31/01
====================================================================================================

1.   Profit and Loss Statement
     A.   Related to Business Operations
          Gross Sales / Rents                                                     1,017.34
                                                                                ----------
          Less :   Sales Returns and Discounts                                        0.00
                                                                                ----------
               Net Sales                                                                      1,017.34
                                                                                            ----------
          Less :   Cost of Goods Sold
                   Collection Costs                                                   0.00
                                                                                ----------
                   Commissions, Escrow Fees & Closing Costs                           0.00
                                                                                ----------
          Less :   Ending Inventory at Cost                                           0.00
                                                                                ----------
               Cost of Goods Sold                                                                0.00
                                                                                            ---------
                   Gross Profit                                                                           1,017.34
                                                                                                        ----------
                   Other Operating Revenues                                                                   0.00
                                                                                                        ----------
          Less :   Operating Expenses:
               Officer Compensation                                                   0.00
                                                                                ----------
               Salaries and Wages -                                                   0.00
                                                                                ----------
                   Total Salaries and Wages                                                      0.00
                                                                                            ---------
                   Employee Benefits and Pensions                                                0.00
                                                                                            ---------
               Payroll Taxes                                                          0.00
                                                                                ----------
               Real Estate Taxes                                                      0.00
                                                                                ----------
               Federal and State Income Taxes                                         0.00
                                                                                ----------
                   Total Taxes                                                                   0.00
                                                                                            ---------
               Rent and Lease Exp.(Real Property and Personal Property)               0.00
                                                                                ----------
               Interest Expense (Mortgage, Loan, Etc.)                                0.00
                                                                                ----------
               Insurance                                                              0.00
                                                                                ----------
               Automobile Expenses                                                    0.00
                                                                                ----------
               Utilities (Gas, Electricity, Water, Telephone, Etc.)                   0.00
                                                                                ----------
               Depreciation and Amortization                                          0.00
                                                                                ----------
               Repairs and Maintenance                                                0.00
                                                                                ----------
               Advertising                                                            0.00
                                                                                ----------
               Supplies-Office Expenses, Photocopies, Etc.                            0.00
                                                                                ----------
               Bad Debts                                                              0.00
                                                                                ----------
               Miscellaneous Operating Expenses (See Attached)                   37,479.87
                                                                                ----------
                   Total Operating Expenses                                                              37,479.87
                                                                                                        ----------

                        Net Gain / Loss from Business Operations                                        (36,462.53)
                                                                                                        ----------


     B.   Not Related to Business Operations
          Income :
               Interest Income                                                               3,447.49
                                                                                            ---------
               Other Non-Operating Revenues (Specify)                                            0.00
                                                                                            ---------
               Gross Proceeds on Sale of Assets                                       0.00
                                                                                ----------
               Less :   Original Cost of Assets plus Expenses of Sale                 0.00
                                                                                ----------
                        Net Gain / Loss on Sale of Assets                                        0.00
                                                                                            ---------
               Total Non-Operating Income                                                                 3,447.49
                                                                                                        ----------
           Expenses Not Related to Business Operations:
               Legal and Professional Fees/Costs (See Section 7 - Professional Fees)             0.00
                                                                                            ---------
               Other Non-Operating Expenses (U.S. Trustee Funds)                                 0.00
                                                                                            ---------
                        Total Non-Operating Expenses                                                          0.00
                                                                                                        ----------

     NET INCOME / LOSS FOR PERIOD                                                                       (33,015.04)
                                                                                                        ==========

================================================================================
                                OPERATING REPORT
================================================================================

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       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 34            PAGE 2 OF 3
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2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable) :

                       =================  =========================
                       ACCOUNTS PAYABLE     ACCOUNTS RECEIVABLE
                       =================  =========================
    Current - 30 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 31 - 60 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 61 - 90 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue 91 - 120 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue Over 120 Days  $            0.00  $                    0.00
                       =================  =========================
TOTAL                  $            0.00  $                    0.00
                       =================  =========================
                                          Includes Pre-Petition A/R

3.   Statement of Status of Payments to Secured Creditors and Lessors :

============================================================================
                FREQUENCY                                 POST-PETITION
             OF PAYMENT PER    AMOUNT    NEXT          PAYMENTS NOT MADE *
CREDITOR /  CONTRACT / LEASE   OF EACH  PAYMENT
LESSOR      (I.E., MO., QTR.)  PAYMENT    DUE          NUMBER         AMOUNT
==========  =================  =======  =======  ===================  ======

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

============================================================================

4.   Tax Liability
          Gross Payroll Expenses for Period :              $0.00
                                                           ----------------
          Gross Sales for Period Subject to Sales Tax :    $0.00
                                                           ----------------

                                       ===========================================================
                                       DATE PAID  AMOUNT PAID *   POST-PETITION TAXES STILL OWING
                                       =========  ==============  ================================
Federal Payroll and Withholding Taxes             $         0.00
State Payroll and Withholding Taxes               $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
Real Property Taxes                               $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00

                                       ===========================================================
                                       *    Attach photocopies of depository receipts from taxing
                                            authorities or Financial institutions to verify that
                                            such deposits have been made.

5.   Insurance Coverage

                            ==============================================================
                            CARRIER / AGENT NAME  AMOUNT OF      POLICY       PREMIUM PAID
                                                  COVERAGE   EXPIRATION DATE  THROUGH DATE
                            ====================  =========  ===============  ============
Worker's Compensation       Not Applicable
                            --------------------  ---------  ---------------  ------------
Liability                   Not Applicable
                            --------------------  ---------  ---------------  ------------
Fire and Extended Coverage  Not Applicable
                            --------------------  ---------  ---------------  ------------
Property
Building Contents           Not Applicable
                            --------------------  ---------  ---------------  ------------
Flood                       Not Applicable
                            --------------------  ---------  ---------------  ------------
Earthquake                  Not Applicable
                            --------------------  ---------  ---------------  ------------
Business Income             Not Applicable
                            --------------------  ---------  ---------------  ------------
Boiler / Property Damage    Not Applicable
                            ==============================================================

================================================================================
       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 34            PAGE 3 OF 3
================================================================================

6.   Questions:

     A. Has the Trustee provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                  : Yes     Explain:
              ---                       ----------------------------------------
               XX : No
              ---

     B. Has the Trustee subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  : Yes     Explain:
              ---                       ----------------------------------------
               XX : No
              ---

7.   Statement  of  Unpaid  Professional Fees (Post-Petition Amounts Only):

=======================================================================================
NAME OF PROFESSIONAL   STATE TYPE OF PROFESSIONAL     TOTAL POST-PETITION AMOUNT UNPAID
                      (ATTORNEY, ACCOUNTANT, ETC.)       CURRENT        TOTAL TO DATE
====================  ============================  =================  ================

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

=======================================================================================

8. Narrative Reports of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every Calendar quarter)

==========================================================================================================
QUARTERLY PERIOD  TOTAL DISBURSEMENTS                                                       QUARTERLY FEE
REPORTS               PER QUARTER       QUARTERLY FEE   DATE PAID  AMOUNT PAID   CHECK NO.   STILL OWING
================  ====================  ==============  =========  ============  =========  ==============

06/30/01          $         736,401.00  $     3,750.00   08/08/01  $   3,750.00      10025  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/01          $         160,122.00  $     1,250.00   05/24/01  $   1,250.00      10024  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
06/30/99          $         174,112.61  $     1,250.00   07/23/99  $   1,250.00      10012  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
09/30/99          $         239,097.00  $     1,500.00   10/28/99  $   1,500.00      10013  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
12/31/99          $         252,223.00  $     1,500.00   01/27/00  $   1,500.00      10014  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
03/31/00          $         196,418.00  $     1,250.00   05/19/00  $   1,250.00      10017  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
6/30/00           $          37,703.00  $       500.00   08/09/00  $     500.00      10019  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------
09/30/00          $         275,310.00  $     1,500.00   10/20/00  $   1,500.00      10020  $         0.00
==========================================================================================================

I, James J. Joseph, Trustee, declare under penalty of perjury that the information contained in the above Trustee Operating Report is true and complete to the best of my knowledge.

Note: The Trustee has obtained an order tom allocate among the administratively consolidated estates when court approved payments to professionals are made. Accrued fees for all estates are reflected on the Vision Capital Services operating report in that all cases are administratively consolidated under the Vision case number.


           Date:  11/20/01                        /s/ James J Joseph
                 -------------------       -------------------------------------
                                                  James J. Joseph, Trustee

Performance Asset Management Fund III, Ltd.

James J. Joseph, Trustee

2029 Century Park East

3rd Floor

Los Angeles, CA 90067



Chapter 11 Case No. SA 98-27101

Operating Report # 34                     From :  10/01/01
                                            To :  10/31/01


Schedule of Miscellaneous Operating Expenses
--------------------------------------------

------------------------------------  ---------------------------  --------------  -------------
               EXPENSE                            VENDOR               AMOUNT          TOTAL
------------------------------------  ---------------------------  --------------  -------------

RECEIVABLES FOR 08/31/01              PCM(OPERATING)                     2,765.70       2,765.70
PORTFOLIO PURCHASE# 1051              PCM(PAM FUND PURCHASE             22,108.74      22,108.74
TSF FOR SECURITY DEPOSIT &            PCM(OPERATING)                    12,605.43      12,605.43
DEC.2001 RENT FOR PCM





                                                                                   =============
                                                                                   $   37,479.87

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                                                                     Page 1 of 1
                       OFFICE OF THE UNITED STATES TRUSTEE
                         CENTRAL DISTRICT OF CALIFORNIA
================================================================================

IN RE:                   TRUSTEE INTERIM STATEMENT
PERFORMANCE ASSET MGMT           STATEMENT NUMBER:    034
FUND III, LTD                 FOR THE PERIOD FROM:    100101
JAMES J. JOSEPH,                               TO:    103101
CHAPTER 11 TRUSTEE
-----------------------

CASE NO. SA 98-27101 RA
=======================

                                                      Operating                               Money Market
                                                      Account                                 Account
CASH ACTIVITY ANALYSIS                                1891-515-783                            1891-515-890
                                                      ------------   ----------  -----------  ------------
A.  Total Receipts Per All Prior Interim
      Statements . . . . . . . . . . . .   . . . . .    293,418.98         0.00         0.00  5,303,569.65
                                                      ------------   ----------  -----------  ------------
B.  Less : Total Disbursements Per All
      Prior Interim Statements . . . . .   . . . . .    293,318.98         0.00         0.00  2,583,216.62
                                                      ------------   ----------  -----------  ------------
C.  Beginning Balance. . . . . . . . . .   . . . . .        100.00         0.00         0.00  2,759,706.59
                                                      ============   ==========  ===========  ============
D.  Receipts During Current Period

              Per Attached Schedule. . .   . . . . .          0.00         0.00         0.00      4,464.83

              Total Receipts . . . . . .   . . . . .          0.00         0.00         0.00      4,464.83
                                                      ------------   ----------  -----------  ------------
E.  Balance Available. . . . . . . . . .   . . . . .        100.00         0.00         0.00  2,764,171.42
                                                      ------------   ----------  -----------  ------------
F.  Less : Disbursements During Period

              Per Attached Schedule. . .   . . . . .          0.00         0.00         0.00     37,479.87

              Total Disbursements. . . .   . . . . .          0.00         0.00         0.00     37,479.87
                                                      ============   ==========  ===========  ============
G.  Ending Balance                                          100.00         0.00         0.00  2,726,691.55
                                                      ============   ==========  ===========  ============
H.  Disbursements for Quarterly Fees. . . . . . . . .         0.00         0.00         0.00     37,479.87
                                                      ============   ==========   ==========  ============


I.   (1)  Operating  Account :
          (a)  Comerica  Bank,  9757  Wilshire  Blvd.,  Beverly  Hills, CA 90212
          (b)  Account Number: 1891-515-783
     (2)  Money  Market Account
          (a)  Comerica Bank, 9757 Wilshire Blvd., Beverly Hills, CA 90212
          (b)  Account Number: 1891-515-890


          BOND:  $17,500,000.00
BANKRUPTCY JUDGE : HON. ROBERT W. ALBERTS

I, James J. Joseph, declare under penalty of perjury that the information contained in the above Interim Statement is true and complete to the best of my knowledge.

Dated:  11/20/01                  Signed:  /s/ James J. Joseph
----------------------------      ----------------------------------------------
                                               James J. Joseph, Trustee


================================================================================

CASE NAME : PERFORMANCE ASSET MGMT FUND III LTD
CASE NUMBER: SA 98-27101 RA

            STATEMENT NUMBER:   034
RECEIPTS FOR THE PERIOD FROM:   100101
                          TO:   103101

OPERATING ACCOUNT # 1891-515-783                                                  AMOUNT
----------------------------------------------------------------------------------------





                                                                             -----------
                                                                    TOTAL           0.00
                                                                             ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD
CASE NUMBER : SA 98-27101 RA

                 STATEMENT NUMBER:   034
DISBURSEMENTS FOR THE PERIOD FROM:   100101
                               TO:   103101

OPERATING ACCOUNT # 1891-515-783                                                    CHECK
                                      DESCRIPTION                       AMOUNT      NUMBER  DATE
---------------------------------------------------------------------------------------------------







                                                                     ----------
                                                            TOTAL          0.00
                                                                     ==========

CASE NAME : PERFORMANCE ASSET MGMT FUND III, LTD.
CASE NUMBER : SA 98-27101 RA
            STATEMENT NUMBER:       034
RECEIPTS FOR THE PERIOD FROM:       100101
                          TO:       103101

MONEY MARKET ACCOUNT 1891-515-890                                                           AMOUNT
--------------------------------------------------------------------------------------------------
10/16-WIRE ACCOUNT                  PORT. PURCHASE TSF RE: FIRST NATIONAL ACCEPT-09/15    1,017.34
10/31-IMPERIAL BANK                 OCTOBER 2001 INTEREST                                 3,447.49





                                                                                       -----------
                                                                          TOTAL           4,464.83
                                                                                       ===========

CASE NAME : PERFORMANCE ASSET MGMT, FUND III, LTD
CASE NUMBER : SA 98-27101 RA

                 STATEMENT NUMBER:     034
DISBURSEMENTS FOR THE PERIOD FROM:     100101
                               TO:     103101
MONEY MARKET ACCOUNT # 1891-515-890                                                                   CHECK
                                       DESCRIPTION                                       AMOUNT       NUMBER  DATE
----------------------------------------------------------------------------------------------------------------------
PCM(OPERATING)                         RECEIVABLES FOR 08/31/01                           2,765.70    TSF     10/01/01
PCM(PAM FUND PURCHASE ACCOUNT)         PORTFOLIO PURCHASE# 1051                          22,108.74    TSF     10/17/01
PCM(OPERATING)                         TSF FOR SECURITY DEPOSIT & DEC.2001 RENT FOR PCM  12,605.43    TSF     10/26/01





                                                                                        ----------
                                                                            TOTAL        37,479.87
                                                                                        ==========